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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2004

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           1000 MAIN STREET
            HOUSTON, TEXAS                                         77002
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                                   ----------

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In this Form 8-K, and in the Exhibit included as part of the Form 8-K, "Reliant
Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5.  OTHER EVENTS.

On April 8, 2004, Reliant Resources was notified that a federal grand jury in San Francisco, California had returned an indictment against one of its subsidiaries as well as two former and two current employees of its subsidiary on charges related to an alleged violation of the Commodity Exchange Act and related wire fraud and conspiracy charges.

The indictment is based on allegations that the subsidiary, Reliant Energy Services, Inc., engaged in price manipulation by curtailing Reliant's electricity generation in California on two days in June 2000. Reliant Energy Services is the subsidiary of Reliant Resources responsible for purchasing fuel for and marketing the power produced by its generation facilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release issued by Reliant Resources, Inc. dated April 8, 2004

                  99.2 Indictment issued by the United States District Court, Northern District of California in United States of America v. Reliant Energy Services, Inc., Jackie R. Thomas, V. Reginald Howard II, Lisa L. Flowers and J. Kevin Frankeny on April 8, 2004 (Case No. CR-04-0125)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.
                                                  (Registrant)


Date: April 9, 2004                         By: /s/ Michael L. Jines
                                                --------------------------------
                                                Michael L. Jines
                                                Senior Vice President
                                                General Counsel and
                                                Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit
Number                          Exhibit Description
------          -------------------------------------------------------
99.1            Press Release issued by Reliant Resources, Inc. dated
                April 8, 2004

99.2            Indictment issued by the United States District Court,
                Northern District of California in United States of
                America v. Reliant Energy Services, Inc., Jackie R.
                Thomas, V. Reginald Howard II, Lisa L. Flowers and J.
                Kevin Frankeny on April 8, 2004 (Case No. CR-04-0125)